EXHIBIT 10.14

         The following table sets forth those individuals who have executed a Registration Rights Agreement, a form of which is included in this Exhibit
10.13. All material terms of the Registration Rights Agreements are identical.

                             Investor
                             --------

                         CBP Talecom, LP
                         DLK Limited Partnership
                         O.T. Finance S.A.
                         Andrew Worden
                         Andrew Worden
                         Saul Cohen
                         Hostetler Limited Partnership
                         JM Hull Associates, LP
                         John F. Steinmetz
                         DiBenedetto Limited Partnership
                         Ogham Holdings, LP
                         Ronald Frank
                         Becker Limited Partnership
                         WCAL Limited Partnership
                         Wittenstein Limited Partnership
                         Nathanson Telecom Partners, LP
                         Theodore H. Swindells

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of November 21, 2001, is made by and between Category 5 Technologies, Inc., a Nevada corporation (the "Company"), and the undersigned holder (the "Holder") of the Company's Convertible Promissory Notes (the "Convertible Notes"), and certain warrants ("Warrants") issued concurrently by the Company to the Holder, which Notes and Warrants, upon conversion or exercise as the case may be, shall entitle the Holder to shares of common stock of the Company (the "Common Stock"). The shares of Common Stock into which the Convertible Notes are convertible, and the shares of Common Stock issuable upon exercise of the Warrants, are referred to herein collectively as the "Underlying Shares."

                                 R E C I T A L S
                                 - - - - - - - -

         A. The Holder is purchasing from the Company, and the Company desires to issue and sell to the Holder, Convertible Notes, which upon conversion shall entitle the Holder thereof to Common Stock, as set forth in the Subscription Agreement dated August 17, 2000 (the "Subscription Agreement") between the Company and the Holder (collectively, with any other holders purchasing Convertible Notes under a similar Subscription Agreement, "Holders").

         B. As partial inducement for the Holder to purchase the Convertible Notes, the Company hereby grants the Holder the registration rights set forth herein, upon the terms and subject to the conditions set forth herein.

         The Company and the Holder hereby agree as follows:

         1. Definitions. For the purposes of this Agreement:
            ------------

              (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act of 1933, as amended ("Securities Act"), the Securities Exchange Act of 1934, as amended ("Exchange Act") and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").

              (b) The term "Registerable Securities" means (i) the Underlying Shares, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of any Convertible Notes or Underlying Shares, including any Registerable Securities sold by a holder of such Registerable Securities in a transaction in which Registrable Securities and registration rights under this Agreement are permitted to be assigned.

         2. Piggyback Registration.
            -----------------------

              (a) Notice. If, beginning at anytime from the initial issuance of Convertible Notes by the Company, and continuing until December 31, 2004, the Company proposes to file a registration statement under the Securities Act (a "Registration Statement"), other than a registration on Form S-8 or Form S-4, with respect to an offering for its own account or for the account of others of any class of securities of the Company, then, at each such time, the Company shall give written notice of such intention to file a Registration Statement (a "Piggyback Notice") to each Holder at least twenty (20) days before the anticipated filing date of the Registration Statement. The Piggyback Notice shall describe the intended method of distribution, and shall offer each Holder the opportunity to register pursuant to such Registration Statement such Registrable Securities as the Holder may request in writing to the Company within twenty (20) days after the date the Holder first received the Piggyback Notice (a "Piggyback Registration"). After receipt of such request from the Holder, the Company shall take all necessary steps, subject to the provisions of the following paragraph (b), to include in the Registration Statement all Registrable Securities which the Company has been so requested to register by the Holder and to keep such Registration Statement effective until the later of
(i) the sale of all such Registrable Securities and (ii) the date all such Registrable Securities may be sold without restrictions or limitations pursuant to Rule 144(k) of the Securities Act. The Company shall be entitled to withdraw a Registration Statement (not filed pursuant to Section 3 hereof) prior to its becoming effective, but such withdrawal shall not affect subsequent rights of Holder.

              (b) Underwritten Registrations. In a registration pursuant to this
Section 2 involving an underwritten offering, whether or not for sale for the account of the Company, any request pursuant to this Section 2 may require that all Registrable Securities be included in such offering on identical terms and conditions. If the offering is a public offering of the Company's securities, and if the managing underwriter with respect to such an offering advises the Company in writing that the inclusion of all the Registrable Securities which the Holder requested to be included in the Registration Statement would materially jeopardize the success of the offering, then the Company shall be required to include in the underwriting only that number, if any, of Registrable Securities which the underwriter advises the Company in writing may be sold without materially jeopardizing the offering. Any reduction to be made by such managing underwriter in the amount of Registrable Securities to be included in such underwriting shall be made pro rata among each Holder. Any Holder disapproving of the terms of any such underwriting may elect to withdraw such Holder's Registrable Securities from registration by written notice to the Company and the underwriter not later than 15 days prior to the effective date of any registration.

         3. Demand Registrations.
            ---------------------

              (a) Demand Notice. Commencing one year after the initial issuance of Convertible Notes by the Company, the Holders of at least 50% of the outstanding Convertible Notes may, on one single occasion, by notice to the Company, demand that the Company register the Registrable Securities under the Securities Act, and the Company will promptly so register the Registrable Securities by filing an appropriate form of Registration Statement with the SEC within 45 days after such demand.

              (b) Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

         4. Limitations on the Company's Obligations. The obligations of the Company to cause Registrable Securities to be registered under the Securities Act as provided in this Agreement are subject to each of the following limitations, conditions and qualifications:

              (a) The Company shall be entitled, for a period of time not to exceed 45 consecutive days, to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2 or 3 above and/or to request that the Holders refrain from effecting any public sales or distributions of their Registrable Securities if the Board of Directors of the Company in good faith determines in its reasonable business judgment that such registration and/or such public sales or distributions would interfere in any material respect with any financing (other than an underwritten secondary offering of any securities of the Company), acquisition, corporate reorganization or other transaction or development involving the Company or any subsidiary of the Company that in the reasonable good faith business judgment of such Board is a transaction or development that is or would be material to the Company (a "Material Development Election"). The Board of Directors of the Company shall, as promptly as practicable, give the Holders written notice of any such Material Development Election. In the event of a determination by the Board of Directors to postpone the filing of a registration statement required to be filed under Section 2 or 3 hereof, the Company shall be required, if Holders of at least 50% of the outstanding Convertible Notes so request, to file such registration statement as soon as reasonably practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that the filing of such registration statement and the offering thereunder shall not interfere with the aforesaid material transaction or development, but in any event no later than the end of such 45-day period. In addition, if the Board of Directors of the Company has requested that the Holders refrain from making public sales or distributions of their Registrable Securities, such Board shall, immediately following its determination that the Holders may recommence such public sales and distributions, notify such Holders in writing of such determination (but in any event no later than the end of such 45-day period).

         5. Registration Expenses. All expenses incident to a Piggyback or Demand Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and counsel for the Holders (but not more than one counsel for the Holders per registration) and of all independent public accountants of the Company (including the expenses of any special audit and "comfort" letters required by or incident to the performance of such services), underwriting expenses (excluding (a) discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities which shall be paid by the selling Holders on a pro rata basis based on the number of Registrable Securities being sold by them and (b) any stock transfer taxes incurred with respect to the distribution of the Registrable Securities), securities acts liability insurance and fees and expenses of other persons or entities retained by the Company, will be borne by the Company whether or not any Registration Statement become effective.

         6. Holdback Agreements. In connection with any underwritten public offering for the Company's account, each Holder of Registrable Securities agrees not to effect any public sale or distribution of Common Stock, including a sale pursuant to Rule 144 or in reliance on any other exemption from registration under the Securities Act, during the 120 day period beginning on the effective date of any Registration Statement (except as a participant in such registration), but only if and to the extent requested in writing (with reasonable prior written notice) by an underwriter(s) and only if and to the extent (i) that all executive officers and directors of the Company holding five (5%) percent or more of the Company's securities, and (ii) all holders of ten (10%) percent or more of the Company's securities, enter into identical agreements. Any such agreement shall be in writing in a form satisfactory to a majority in interest of the Holders.

         7. Registration Procedures.
            ------------------------

              (a) In connection with any registration required or permitted under this Agreement, the Company covenants and agrees that it will promptly:

                     (i) prepare and file with the Commission a Registration Statement with respect to the Registrable Securities and use its continuing best efforts to cause such Registration Statement to become and remain effective;

                     (ii) notify each Holder of Registrable Securities included in such registration promptly after it shall receive notice thereof, of the time such Registration Statement has become effective or any supplement to any prospectus forming a part of such Registration Statement has been filed;

                     (iii) notify each Holder of Registrable Securities included in such registration promptly of any request by the Commission for the amendment or supplement of such Registration Statement or prospectus or of a request for additional information;

                     (iv) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith and such other documents necessary to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated under the Securities Act and the Exchange Act, as may be necessary to keep such Registration Statement filed pursuant to this Agreement effective for a period of not less than twelve months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                     (v) furnish to each Holder of Registrable Securities included in such registration such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents, including correspondence with the Commission, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

                     (vi) concurrently with the effectiveness of the Registration Statement under the Securities Act, qualify the Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as each Holder reasonably may request, and do any and all other acts and things necessary to enable each Holder to consummate the sale of the Registrable Securities owned by such Holder; provided that the Company shall not be required in connection with this paragraph (vi) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction where the Company is not then so qualified or subject to service of process or to subject the Company to income taxation in any jurisdiction where it is not then so subject;

                     (vii) notify each Holder of Registrable Securities included in such registration, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make any statement therein not misleading in light of the circumstances in which such statement is made, and prepare and furnish to such Holder a reasonable number of copies of a supplement to or amendment of such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances in which they are made;

                     (viii) advise each Holder of Registrable Securities included in such registration promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or the initiation or threat of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                     (ix) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or reported on each consolidated reporting system on which similar securities issued by the Company are then listed or reported, as the case may be;

                     (x) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

                     (xi) allow each Holder of Registrable Securities included in such registration to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto and make available for inspection by each Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Holder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement, subject to the right of the Company to require confidentiality agreements in a form reasonably acceptable to the Company and such Holder; and

                     (xii) furnish, at the request of any Holder or Holders requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for the sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder requesting such opinion may reasonably request; provided such matters are of a nature that legal counsel are normally required to opine upon in connection with such a registration or offering, and a letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holder making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such letter from the independent certified public accountants shall additionally cover such other financial matters with respect to the registration in respect of which such letter is being given as the Holder requesting such letter may reasonably request; provided such matters are of a nature that accountants are normally required to opine upon in connection with such registration.

              (b) The Company may require each Holder participating in a registration hereunder to furnish the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law to effect such registration. Each holder, as a condition of participating in such registration, shall furnish such information, which shall be complete, correct and not misleading.

              (c) The Holder or Holders who include Registrable Securities in any registration under this Agreement shall distribute those Registrable Securities in a manner consistent with the distribution described in the relevant registration statement.

         8. Rule 144. After a Public Offering, the Company shall take all actions reasonably necessary to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act, but shall not be liable for any damages resulting from an inability of a Holder to rely on Rule 144 if the Company was not timely in its filings because of circumstances beyond its reasonable control. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and shall provide such Holder with such publicly filed documents of the Company as are reasonably requested by such Holder in connection with such sale.

         9. Indemnification.
            ----------------

              (a) Indemnification by the Company. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder participating in the registration, its directors, officers and partners and each underwriter involved in such registration and each other person, if any, who controls each selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which each selling Holder or its officers, directors, or partners or underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made, and will reimburse such selling Holder, its officers, directors, and partners and such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by any of them as they are incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any selling Holder or its officers, directors, or partners, or underwriter and controlling persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement thereto, (i) in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such selling Holder or its officers, directors, or partners, or underwriter and controlling persons, specifically for use in the preparation of such Registration Statement, preliminary prospectus or final prospectus or amendment or supplement thereto, or (ii) where such untrue statement or omission or alleged untrue statement or omission (A) was corrected in a subsequent final prospectus delivered in sufficient number to the selling Holder and with sufficient time to permit distribution by such selling Holder,
(B) such selling Holder failed to so distribute such subsequent final prospectus, and (C) to the extent such distribution would have avoided the applicable loss, claim, damage, liability or action.

              (b) Indemnification by the Holder. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, and officers, each underwriter involved in such registration, each other selling Holder and their respective officers, directors, and partners and each person, if any, who controls the Company or any such underwriter or selling Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (or actions in respect thereof), to which the Company, such directors and officers, such underwriter or selling Holder or its respective officers, directors, stockholders or partners or controlling person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made, and will reimburse the Company, the underwriters, each other selling Holder and their respective officers, directors, stockholders, partners and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such selling Holder or its officers, directors, stockholders or partners or controlling persons, specifically for use in connection with the preparation of such Registration Statement, preliminary prospectus or final prospectus or amendment or supplement thereto; provided, however, that the maximum obligation of each selling Holder for indemnification shall be limited to the net proceeds received by it from the sale of Registrable Securities pursuant to such Registration Statement.

              (c) Required Notices. Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and, with respect to third party claims, shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from it, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation must be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and provided further that the failure of any Indemnified Party to give notice as provided in this Section 9(c) shall not relieve the Indemnifying Party of its obligations under Sections 9(a) or (b), as the case may be except to the extent such Indemnifying Party was actually prejudiced thereby. The Indemnified Party shall have the right to employ its own counsel in any claim or litigation, but, with respect to third party claims or litigation, the fees and expenses of counsel shall be at the expense of such Indemnified Party, when and as incurred, unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of the defense of such claim or litigation (in which case the Indemnifying Party shall not have the right to direct the defense of such claim or litigation on behalf of the Indemnified Party), or the Indemnifying Party shall fail, within a reasonable time after notice of the claim, to have given written notice of its intention to assume such defense, and to have employed counsel to assume the defense of such claim or litigation, or the Indemnifying Party fails timely and actively to assume or to continue the defense of such claim. No Indemnifying Party, in the defense of any claim or litigation, shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such third party claim or litigation. In no event shall an Indemnified Party consent to any entry of any judgment in a third party claim or litigation, or settle a third party claim or litigation without the prior written consent of the Indemnifying Party unless the Indemnifying Party fails to timely give notice of its intention to assume defense or timely and actively to assume and continue such defense.

         10. Assignability. The rights granted in this Agreement may be assigned in whole or in part by a Holder together with a permitted assignment of Registrable Securities by such Holder.

         11. Notices.
             --------

              (a) All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, or sent by overnight express delivery service, or given by telecopier transmission and confirmed by one of the preceding notice delivery methods, addressed to the parties hereto as follows (or to such other addresses as any of the parties hereto shall specify by notice given in accordance with this provision):

                           If to the Company to:

                                    Category 5 Technologies, Inc.
                                    4505 South Wasatch Boulevard
                                    Suite 370
                                    Salt Lake City, Utah

or at such other address as it may have furnished in writing to the Holder of Registrable Securities at the time outstanding, or

                  If to the Holder of any Registrable Securities:

                                    To the address of such Holder as recorded in the stockholder records of the Company.

                           With a copy to:

                                    TN Capital Equities, Inc.
                                    14 East 60th Street
                                    Suite 701
                                    New York, NY 10022
                                    Attention: John F. Steinmetz

              (b) All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered as aforesaid, or, if mailed or sent by overnight service as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

         12. Amendment, Waiver and Termination. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holder. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         13. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, administrators, executors and permitted assigns. Nothing contained in this Agreement is intended to confer upon any person or entity, other than the parties hereto or their respective successors, heirs, personal representatives, administrators, executors or permitted assigns, any rights, benefits, obligations remedies or liabilities under or by reason of this Agreement.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Agreement, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the Company hereby consents and irrevocably submits to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agrees that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon it in New York City (or in the city or county in which such other court is located). The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

         16. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         17. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.


                                         Category 5 Technologies, Inc.


                                         HOLDER:


                                         By:_________________________________

                                         Print Name__________________________

                                         Position:___________________________



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